Exhibit 32.1

LITHIUM EXPLORATION GROUP, INC.
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Alexander Walsh, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

The quarterly report on Form 10-Q of Lithium Exploration Group, Inc. for the three and nine months ended December 31, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Lithium Exploration Group, Inc.

Dated: March 2, 2018	/s/ Alexander Walsh
Alexander Walsh
President, Secretary, Treasurer and Director
(Principal Executive Officer)
Lithium Exploration Group, Inc.